                                                                  EXHIBIT 10.23b
                                                                  EXHIBIT 10.24a

                                                                  EXECUTION COPY

                           AMENDMENT NO. 2 AND CONSENT

            THIS AMENDMENT NO. 2 AND CONSENT is being executed and delivered as of May 13, 2004, by and among Chicago Bridge and Iron Company N.V., a corporation organized under the laws of the Kingdom of the Netherlands (the "Company"), certain Subsidiaries party thereto as Borrowers (the "Subsidiary Borrowers"), Bank One, NA as Administrative Agent (the "Administrative Agent") under the hereinafter identified and defined Credit Agreements and certain of the lenders party to said Credit Agreements. All capitalized terms used herein without definition shall have the same meanings as set forth in the hereinafter identified and defined Three-Year Credit Agreement.

                              W I T N E S S E T H:

            WHEREAS, the Company, the Subsidiary Borrowers, the Lenders and the Administrative Agent are currently party to that certain Three-Year Credit Agreement dated as of August 22, 2003 (as amended, restated, supplemented or otherwise modified from time to time, the "Three-Year Credit Agreement"), and that certain Five-Year Credit Agreement dated as of August 22, 2003 (as amended, restated, supplemented or otherwise modified from time to time, the "Five-Year Credit Agreement," and, together with the Three-Year Credit Agreement, the "Credit Agreements");

            WHEREAS, Chicago Bridge & Iron Company, a Delaware corporation and a Subsidiary Borrower (the "Issuer"), desires to enter into a transaction (the "Convertible Note Offering") pursuant to which (i) the Issuer will issue, and incur and maintain Indebtedness under, certain Convertible Senior Notes due 2024 in an aggregate principal amount not to exceed $172,500,000, such Convertible Senior Notes being convertible into common shares of the Company and as otherwise described in Schedule I hereto (the "Convertible Notes") and (ii) the Company and certain Subsidiaries will guarantee the Indebtedness under the Convertible Notes;

            WHEREAS, the Company has informed the Administrative Agent and the Lenders of its desire to prepay all of the Company's Indebtedness (accompanied by the payment of all accrued interest thereon and all related make-whole premiums) under the Note Purchase Agreement (the "Private Note Prepayment," and, together with the Convertible Note Offering, the "Transactions");

            WHEREAS, the Company has requested that, notwithstanding anything contained in the Credit Agreements, the Lenders consent (the "Consent") to the Transactions; and

            WHEREAS, the Lenders party hereto are willing to grant the Consent on the terms and conditions stated herein;

            WHEREAS, the Borrowers have also requested the Lenders and the Administrative Agent to amend the Credit Agreements in certain other respects;

            WHEREAS, the Lenders and the Administrative Agent have agreed to amend the Credit Agreements on the terms and conditions set forth in section 2 hereof.

            NOW, THEREFORE, in consideration of the foregoing premises, the terms and conditions stated herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the Borrowers and the Lenders, such parties hereby agree as follows:

            1. Consent. The Lenders party hereto hereby grant the Consent; provided that (a) the Private Note Prepayment is consummated in full within 35 days of the date of the Convertible Note Offering and (b) the aggregate amount of the make-whole premiums effected in connection with the Private Note Prepayment does not exceed $8,000,000. The parties hereto acknowledge and agree that, upon the effectiveness of this Amendment No. 2 and Consent and subject to the continued effectiveness of the foregoing Consent, the Credit Agreements (including without limitation Sections 7.3(A), 7.3(E) and 7.3(S)) shall be deemed amended to permit, in addition to the matters otherwise permitted thereunder, the Transactions.

            2. Amendments. Each Credit Agreement shall be and hereby is amended as follows:

            (a) Section 1.1 is amended to insert the following new defined terms thereto:

                  "Convertible Notes" is defined in the Second Amendment.

                  "Convertible Note Documents" means the Convertible Notes, the indenture entered into in connection therewith and any and all instruments and documents related to the foregoing.

                  "Note Documents" means the Convertible Note Documents and the Note Purchase Agreement.

                  "Private Note Prepayment" is defined in the Second Amendment.

                  "Second Amendment" means that certain Amendment No. 2 and Consent dated as of May 13, 2004 by and among the Borrowers, the Lenders party thereto and the Administrative Agent.

            (b) Section 1.1 is further amended to amend and restate the following definitions appearing therein:

                  "Callidus Sale" is defined in the First Amendment, except that
                  (i) the reference to "$12,000,000" appearing therein shall be deemed a reference to "$13,000,000" and (ii) the reference to "June 30, 2004" appearing therein shall be deemed a reference to "July 31, 2004".

                  "Consolidated Fixed Charges" means, for any period, the sum of
                  (i) Consolidated Long-Term Lease Rentals for such period and
                  (ii) consolidated interest expense of the Company and its Subsidiaries (including capitalized interest and the interest component of Capitalized Leases) for such period; but excluding therefrom the aggregate amount of interest paid as part of the Private Note Prepayment.

                  "EBIT" means, for any period, on a consolidated basis for the Company and its Subsidiaries, the sum of the amounts for such period, without duplication, calculated in each case in accordance with Agreement Accounting Principles, of (i) Net Income, plus (ii) Interest Expense to the extent deducted in computing Net Income, plus (iii) charges against income for foreign, federal, state and local taxes to the extent deducted in computing Net Income, plus (iv) any other non-recurring non-cash charges (excluding any such non-cash charges to the extent any such non-cash charge becomes, or is expected to become, a cash charge in a later period) to the extent deducted in computing Net Income, plus (v) extraordinary losses incurred other than in the ordinary course of business to the extent deducted in computing Net Income, plus (vi) up to $8,000,000 of the aggregate amount of the one-time nonrecurring make-whole premium paid as part of the Private Note Prepayment, minus (vii) any non-recurring non-cash credits to the extent added in computing Net Income, minus
                  (viii) extraordinary gains realized other than in the ordinary course of business to the extent added in computing Net Income.

            (c) Section 1.1 is further amended to amend the definition of "Adjusted Indebtedness" by adding the following sentence at the end thereof:

                  "In addition, solely during the period commencing on the date of the Convertible Note Offering and ending (x) 35 days thereafter or (y) if earlier, the date the Private Note Prepayment is consummated in full Adjusted Indebtedness will exclude, for purposes of calculating the Leverage Ratio, the Indebtedness outstanding under the Note Purchase Agreement."

            (d) Section 1.1 is further amended to amend the definitions of "Contractual Obligations" and "Restricted Payments" by deleting the references to "the Note Purchase Agreement" appearing therein and substituting "any of the Note Documents" in lieu thereof.

            (e) Section 7.2(K)(iii) is amended to delete the references to "the Note Purchase Agreement" appearing therein and substitute "any of the Note Documents" in lieu thereof.

            (f) Section 7.3(A)(ix) is amended to delete the reference to "$10,000,000" appearing therein and substitute "$12,000,000" in lieu thereof.

            (g) The former Section 7.3(A)(x) is renumbered as Section 7.3(A)(xi) and is amended to delete the reference to "(other than Indebtedness incurred pursuant to clauses (i), (ii), (iv), (v), (vi),
      (vii), (viii) and (ix) of this Section 7.3(A)" appearing therein and substitute "(other than Indebtedness incurred pursuant to clauses (i), (ii), (iv), (v), (vi), (vii), (viii), (ix) and (x) of this Section 7.3(A)" in lieu thereof.

            (h)   A new Section 7.3(A)(x) is inserted to read as follows:
      "Indebtedness outstanding under the Convertible Notes; and"

            (i) Section 7.3(S) is amended to delete the reference to "(other than permitted Restricted Payments listed on Schedule 7.3(S))" and insert "(other than permitted Restricted Payments listed on Schedule 7.3(S) and the Private Note Prepayment)" in lieu thereof.

            (j) Section 7.3(T) is amended to delete the references to "Note Purchase Agreement" and "the Note Purchase Agreement" appearing therein and substitute "any of the Note Documents" in lieu thereof.

            3. Conditions of Effectiveness. This Amendment No. 2 and Consent shall be deemed to have become effective as of the date hereof, but such effectiveness shall be subject to the conditions specified in the proviso contained in Section 1 hereof and the following conditions: (i) the Administrative Agent shall have received executed counterparts hereto duly executed and delivered by the Company, the Subsidiary Borrowers and the "Required Lenders" (under each of the Credit Agreements); (ii) the Convertible Note Offering shall have been consummated on terms and conditions satisfactory to the Administrative Agent; and (iii) no Default or Unmatured Default shall have occurred and remain unwaived or uncured.

            4. Representations, Warranties and Covenants. Each Borrower hereby represents and warrants that (i) all of the representations and warranties contained in Article VI of each Credit Agreement are true and correct and (ii) no Default or Unmatured Default is in effect. Each Borrower hereby covenants and agrees to deliver to the Administrative Agent, as soon as practicable after the date hereof, counterparts to the Reaffirmation attached hereto duly executed by the Subsidiary Guarantors.

            5. No Implicit Waiver. Except as expressly set forth herein, (i) the execution, delivery and effectiveness of this Amendment No. 2 and Consent shall neither operate as a waiver of any rights, power or remedy of the Administrative Agent or the Lenders under the Credit Agreements or any other documents executed in connection with the Credit Agreements, nor constitute a waiver of any provision of the Credit Agreements nor any other document executed in connection therewith and (ii) the Credit Agreements shall remain in full force and effect in accordance with their original terms.

            6. GOVERNING LAW. THE ADMINISTRATIVE AGENT ACCEPTS THIS AMENDMENT NO. 2 AND CONSENT, ON BEHALF OF ITSELF AND THE LENDERS, AT CHICAGO, ILLINOIS BY ACKNOWLEDGING AND AGREEING TO IT THERE. ANY DISPUTE BETWEEN ANY BORROWER AND THE ADMINISTRATIVE AGENT OR ANY LENDER ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH, THIS CONSENT AND AMENDMENT, THE CREDIT AGREEMENTS OR ANY OF THE OTHER LOAN DOCUMENTS, AND WHETHER ARISING IN CONTRACT, TORT, EQUITY, OR OTHERWISE, SHALL BE RESOLVED IN ACCORDANCE WITH THE INTERNAL LAWS (INCLUDING SECTION 735 ILCS 105/5-1 ET SEQ.

BUT OTHERWISE WITHOUT REGARD TO THE CONFLICTS OF LAWS PROVISIONS) OF THE STATE OF ILLINOIS.

                            [Signature Pages Follow]

            IN WITNESS WHEREOF, this Amendment No. 2 and Consent has been duly executed as of the day and year first above written.

                                   CHICAGO BRIDGE & IRON COMPANY N.V., as the
                                   Company
                                   By: CHICAGO BRIDGE & IRON COMPANY B.V.
                                   Its: Managing Director

                                   By:-----------------------------------------
                                   Name: Gerald M. Glenn
                                   Title: Managing Director

                Signature Page to Amendment No. 2 and Consent to
                    Chicago Bridge & Iron Company N.V. et al
           Three-Year Credit Agreement and Five-Year Credit Agreement

                                   CHICAGO BRIDGE & IRON COMPANY
                                   (DELAWARE), as a Subsidiary Borrower

                                   By:-----------------------------------------
                                   Name: Richard A. Byers
                                   Title: Vice President and Treasurer

                                   CB&I TYLER COMPANY, as a Subsidiary Borrower

                                   By:-----------------------------------------
                                   Name: Richard A. Byers
                                   Title: Vice President and Treasurer

                                   CBI SERVICES, INC., as a Subsidiary Borrower

                                   By:-----------------------------------------
                                   Name: Terrence G. Browne
                                   Title: Treasurer

                                   CB&I CONSTRUCTORS, INC., as a Subsidiary
                                   Borrower

                                   By:-----------------------------------------
                                   Name: Richard A. Byers
                                   Title: Vice President and Treasurer

                Signature Page to Amendment No. 2 and Consent to
                    Chicago Bridge & Iron Company N.V. et al
           Three-Year Credit Agreement and Five-Year Credit Agreement

                                   BANK ONE, NA (having its principal office in Chicago, Illinois), as Administrative Agent and as a Lender

                                   By:-----------------------------------------
                                   Name:
                                   Title::

                                   BANK OF AMERICA, N.A., as Syndication Agent and as a Lender

                                   By:-----------------------------------------
                                   Name:
                                   Title::

                                   BANK OF MONTREAL, as a Documentation Agent and as a Lender

                                   By:-----------------------------------------
                                   Name:
                                   Title::

                                   CREDIT SUISSE FIRST BOSTON, ACTING THROUGH
                                   ITS CAYMAN ISLANDS BRANCH, as a Documentation Agent and as a Lender

                                   By:-----------------------------------------
                                   Name:
                                   Title::

                Signature Page to Amendment No. 2 and Consent to
                    Chicago Bridge & Iron Company N.V. et al
           Three-Year Credit Agreement and Five-Year Credit Agreement

                                   WELLS FARGO BANK, N.A., as a Lender

                                   By:-----------------------------------------
                                   Name:
                                   Title::

                                   BNP PARIBAS , as a Lender

                                   By:-----------------------------------------
                                   Name:
                                   Title::

                                   By:-----------------------------------------
                                   Name:
                                   Title::

                                   FORTIS CAPITAL CORP., as a Lender

                                   By:-----------------------------------------
                                   Name:
                                   Title::

                                   SOUTHWEST BANK OF TEXAS, N.A., as a Lender

                                   By:-----------------------------------------
                                   Name:
                                   Title::

                Signature Page to Amendment No. 2 and Consent to
                    Chicago Bridge & Iron Company N.V. et al
           Three-Year Credit Agreement and Five-Year Credit Agreement

                                   WASHINGTON MUTUAL BANK, as a Lender

                                   By:-----------------------------------------
                                   Name:
                                   Title::

                                   THE NORTHERN TRUST COMPANY, as a Lender

                                   By:-----------------------------------------
                                   Name:
                                   Title::

                                   KEYBANK NATIONAL ASSOCIATION, as a Lender

                                   By:-----------------------------------------
                                   Name:
                                   Title::

                                   JPMORGAN CHASE BANK, as a Lender

                                   By:-----------------------------------------
                                   Name:
                                   Title::

                Signature Page to Amendment No. 2 and Consent to
                    Chicago Bridge & Iron Company N.V. et al
           Three-Year Credit Agreement and Five-Year Credit Agreement

                                   REGIONS BANK, as a Lender

                                   By:-----------------------------------------
                                   Name:
                                   Title::

                                   ALLIED IRISH BANK, PLC, as a Lender

                                   By:-----------------------------------------
                                   Name:
                                   Title::

                                   STANDARD CHARTERED BANK, as a Lender

                                   By:-----------------------------------------
                                   Name:
                                   Title::

                                   HIBERNIA NATIONAL BANK, as a Lender

                                   By:-----------------------------------------
                                   Name:
                                   Title::

                                   LEHMAN COMMERCIAL PAPER INC., as a Lender

                                   By:-----------------------------------------
                                   Name:
                                   Title::

                Signature Page to Amendment No. 2 and Consent to
                    Chicago Bridge & Iron Company N.V. et al
           Three-Year Credit Agreement and Five-Year Credit Agreement

                                   ARAB BANKING CORPORATION, as a Lender

                                   By:-----------------------------------------
                                   Name:
                                   Title::

                                   By:-----------------------------------------
                                   Name:
                                   Title::

                Signature Page to Amendment No. 2 and Consent to
                    Chicago Bridge & Iron Company N.V. et al
           Three-Year Credit Agreement and Five-Year Credit Agreement

                                  REAFFIRMATION

            Each of the undersigned hereby acknowledges receipt of a copy of the foregoing Amendment No. 2 and Consent in connection with that certain Three-Year Credit Agreement dated as of August 22, 2003 (as amended, restated, supplemented or otherwise modified from time to time, the "Three-Year Credit Agreement"), and that certain Five-Year Credit Agreement dated as of August 22, 2003 (as amended, restated, supplemented or otherwise modified from time to time, the "Five-Year Credit Agreement," and, together with the Three-Year Credit Agreement, the "Credit Agreements") by and among Chicago Bridge and Iron Company N.V. (the "Company"), certain Subsidiaries of the Company party thereto as Borrowers (the "Subsidiary Borrowers"), Bank One, NA as Administrative Agent (the "Administrative Agent") under the Credit Agreements and the lenders party to said Credit Agreements, which Amendment No. 2 and Consent is dated as of May 13, 2004 (the "Amendment and Consent"). Capitalized terms used in this Reaffirmation and not defined herein shall have the meanings given to them in the Three-Year Credit Agreement. Without in any way establishing a course of dealing by the Administrative Agent or any Lender, each of the undersigned consents to the Amendment and Consent and reaffirms the terms and conditions of the Guaranty and any other Loan Document executed by it and acknowledges and agrees that such agreement and each and every such Loan Document executed by the undersigned in connection with the Credit Agreements remains in full force and effect and is hereby reaffirmed, ratified and confirmed. All references to the Credit Agreements contained in the above-referenced documents shall be a reference to the Credit Agreements as so modified by the Amendment and Consent and as the same may from time to time hereafter be amended, modified or restated.

CHICAGO BRIDGE & IRON COMPANY N.V.
By: CHICAGO BRIDGE & IRON COMPANY B.V.
Its: Managing Director

By -----------------------------------
Name: Gerald M. Glenn
Title: Managing Director

CHICAGO BRIDGE & IRON COMPANY

a Delaware corporation

By -----------------------------------
Name: Richard A. Byers
Title: Vice President and Treasurer

                Signature Page to Amendment No. 2 and Consent to
                    Chicago Bridge & Iron Company N.V. et al
           Three-Year Credit Agreement and Five-Year Credit Agreement

CHICAGO BRIDGE & IRON COMPANY (DELAWARE)

By --------------------------------
Name: Richard A. Byers
Title: Vice President and Treasurer

CB&I TYLER COMPANY

By --------------------------------
Name: Richard A. Byers
Title: Vice President and Treasurer

CB&I CONSTRUCTORS, INC.

By --------------------------------
Name: Richard A. Byers
Title: Vice President and Treasurer

CBI SERVICES, INC.

By --------------------------------
Name: Terrence G. Browne
Title: Treasurer

CHICAGO BRIDGE & IRON COMPANY
an Illinois corporation

By --------------------------------
Name: Richard A. Byers
Title: Vice President and Treasurer

                Signature Page to Amendment No. 2 and Consent to
                    Chicago Bridge & Iron Company N.V. et al
           Three-Year Credit Agreement and Five-Year Credit Agreement

HORTON CBI, LIMITED

By --------------------------------
Name: James W. House
Title: Treasurer

CBI VENEZOLANA, S.A.

By --------------------------------
Name: Mario D. Marquez
Title: Vice President

CBI EASTERN ANSTALT

By --------------------------------
Name: John R. Edmonds
Title: Administrator

CBI CONSTRUCTORS PTY, LTD.

By --------------------------------
Name: Vassily J. Calligeros
Title: Director

LEALAND FINANCE COMPANY B.V.

By --------------------------------
Name: Timothy J. Moran
Title: Managing Director

CB&I (EUROPE) B.V.

By --------------------------------
Name: Ray Buckley
Title: Director

                Signature Page to Amendment No. 2 and Consent to
                    Chicago Bridge & Iron Company N.V. et al
           Three-Year Credit Agreement and Five-Year Credit Agreement

ARABIAN GULF MATERIAL SUPPLY COMPANY, LTD.

By --------------------------------
Name: Harold Paul Mercer
Title: Vice President

ASIA PACIFIC SUPPLY CO.

By -------------------------------
Name: Richard A. Byers
Title: Vice President and Treasurer

CBI COMPANY LTD.

By --------------------------------
Name: Richard A. Byers
Title: Treasurer

CBI CONSTRUCCIONES S.A.

By --------------------------------
Name: Rick P. Nieland
Title: Director

CBI CONSTRUCTORS LIMITED

By --------------------------------
Name: Ray Buckley
Title: Director

CBI HOLDINGS (U.K.) LIMITED

By --------------------------------
Name: Ray Buckley
Title: Director

                Signature Page to Amendment No. 2 and Consent to
                    Chicago Bridge & Iron Company N.V. et al
           Three-Year Credit Agreement and Five-Year Credit Agreement

CBI OVERSEAS, LLC

By --------------------------------
Name: Wong Keem Ming
Title: Treasurer

CENTRAL TRADING COMPANY, LTD.

By --------------------------------
Name: Richard A. Byers
Title: Vice President and Treasurer

CHICAGO BRIDGE & IRON (ANTILLES) N.V.

By --------------------------------
Name: Gerald M. Glenn
Title: Managing Director

CHICAGO BRIDGE & IRON COMPANY B.V.

By --------------------------------
Name: Gerald M. Glenn
Title: Managing Director

CMP HOLDINGS B.V.

By --------------------------------
Name: Ray Buckley
Title: Director

PACIFIC RIM MATERIAL SUPPLY COMPANY, LTD.

By --------------------------------
Name: Harold Paul Mercer
Title: Director

                Signature Page to Amendment No. 2 and Consent to
                    Chicago Bridge & Iron Company N.V. et al
           Three-Year Credit Agreement and Five-Year Credit Agreement

HOWE-BAKER INTERNATIONAL, L.L.C.

By --------------------------------
Name: James R. McAdory III
Title: President and CEO

HOWE-BAKER ENGINEERS, LTD.

By --------------------------------
Name: James R. McAdory III
Title: President

HOWE-BAKER HOLDINGS, L.L.C.

By --------------------------------
Name: James R. McAdory III
Title: President and CEO

HOWE-BAKER MANAGEMENT, L.L.C.

By -------------------------------
Name: James R. McAdory III
Title:President

MATRIX ENGINEERING, LTD.
By and through its General Partner,
Matrix Management Services, L.L.C

By --------------------------------
Name: James R. McAdory III
Title: Chairman of the Board and CEO

                Signature Page to Amendment No. 2 and Consent to
                    Chicago Bridge & Iron Company N.V. et al
           Three-Year Credit Agreement and Five-Year Credit Agreement

HBI HOLDINGS, L.L.C.

By --------------------------------
Name: James R. McAdory III
Title: President and CEO

HOWE-BAKER INTERNATIONAL MANAGEMENT, L.L.C.

By --------------------------------
Name: James R. McAdory III
Title: Chairman of the Board and CEO

A&B BUILDERS, LTD.
By and through its General Partner,
Matrix Management services, L.L.C.

By --------------------------------
Name: James R. McAdory III
Title: Chairman of the Board and CEO

MATRIX MANAGEMENT SERVICES, L.L.C.

By --------------------------------
Name: James R. McAdory III
Title: Chairman of the Board and CEO

CONSTRUCTORS INTERNATIONAL, L.L.C.

By --------------------------------
Name: James R. McAdory III
Title: President and CEO

SOUTHERN TROPIC MATERIAL SUPPLY COMPANY, LTD.

By --------------------------------
Name: Harold Paul Mercer
Title: Director

                Signature Page to Amendment No. 2 and Consent to
                    Chicago Bridge & Iron Company N.V. et al
           Three-Year Credit Agreement and Five-Year Credit Agreement

CB&I (NIGERIA) LIMITED

By --------------------------------
Name: John R. Edmonds
Title: Director

CHICAGO BRIDGE & IRON (ESPANA) S.A.

By --------------------------------
Name: Ray Buckley
Title: Director

CBI (PHILLIPINES), INC.

By --------------------------------
Name: Alan R. Black
Title: Treasurer

CB&I JOHN BROWN LIMITED

By --------------------------------
Name: Colin L. Astin
Title: Director

MORSE CONSTRUCTION GROUP, INC.

By --------------------------------
Name: Terrence G. Browne
Title: Treasurer

CBI HUNGARY HOLDING LIMITED LIABILITY COMPANY

By --------------------------------
Name: Ray Buckley
Title: Managing Director

                Signature Page to Amendment No. 2 and Consent to
                    Chicago Bridge & Iron Company N.V. et al
           Three-Year Credit Agreement and Five-Year Credit Agreement

CALLIDUS TECHNOLOGIES, L.L.C.

By --------------------------------
Name: W. P. Bartlett
Title: President and CEO

CALLIDUS TECHNOLOGIES INTERNATIONAL, L.L.C.

By --------------------------------
Name: W. P. Bartlett
Title: President and CEO

CBI LUXEMBOURG S.A.R.L.

By --------------------------------
Name: Ray Buckley
Title: Managing Director

CB&I FINANCE COMPANY LIMITED

By --------------------------------
Name: Alan R. Black
Title: Managing Director

                Signature Page to Amendment No. 2 and Consent to
                    Chicago Bridge & Iron Company N.V. et al
           Three-Year Credit Agreement and Five-Year Credit Agreement